Exhibit (a)(1)(ii)
LETTER OF TRANSMITTAL
Regarding Common Shares
MFS® Investment Grade Municipal Trust
Tendered Pursuant to the Offer to Purchase
Dated October 6, 2023
The Offer to Purchase and withdrawal rights will expire, and this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”) must be received by 5:00 p.m., Eastern Standard Time, on November 6, 2023, unless the Offer is extended.
Complete this Letter of Transmittal and Return by Mail to:

By First Class, Registered or Certified Mail: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions; COY: CXH PO Box 43011 Providence, RI 02940-3011	By Express or Overnight Delivery: Computershare Trust Company, N.A. c/o Voluntary Corporate Actions; COY: CXH 150 Royall Street, Suite V Canton, MA 02021

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.
DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Share Certificate(s))	Shares Tendered (Attach additional signed list, if necessary)
[REGISTRATION ADDRESS LINE 1 ADDRESS LINE 2 ADDRESS LINE 3 ADDRESS LINE 4 CPU ACCOUNT NUMBER]	Share Certificate Number(s)	Total Number of Shares Represented by Share Certificate(s)(1)	Total Number of Shares Represented by Book entry (Electronic Form) Tendered	Total Number of Shares Tendered(2)

Total Shares
(1) Book-entry stockholders need not complete this column.
(2) Unless a lower number of Shares to be tendered is otherwise indicated, it will be assumed that all Shares described above are being tendered.

☐	I HAVE LOST MY CERTIFICATE(S) FOR COMMON SHARES OF MFS® INVESTMENT GRADE MUNICIPAL TRUST AND REQUIRE ASSISTANCE WITH RESPECT TO REPLACING SUCH CERTIFICATE(S). SEE INSTRUCTION 3.
☐	THE UNDERSIGNED ALSO TENDERS ALL UNCERTIFICATED SHARES HELD IN THE NAME(S) OF THE UNDERSIGNED BY THE FUND’S TRANSFER AGENT PURSUANT TO THE FUND’S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN, IF ANY.
☐
THIS BOX SHOULD BE CHECKED IF, IN ADDITION TO SHARES TENDERED HEREBY, SHARES ARE ALSO CONSTRUCTIVELY OWNED BY THE UNDERSIGNED AS DETERMINED UNDER SECTION 318 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“THE CODE”).

A SEPARATE LETTER OF TRANSMITTAL MUST BE SUBMITTED BY EACH REGISTERED OWNER OF SHARES WHICH ARE CONSIDERED TO BE CONSTRUCTIVELY OWNED BY THE UNDERSIGNED.
This Letter of Transmittal is to be used (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the Shares are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, and (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. To accept the Offer in accordance with its terms, a Letter of Transmittal properly completed and bearing original signature(s) and the original of any required signature guarantee(s), any certificates representing Shares tendered, and any other documents required by this Letter of Transmittal must be received by Computershare Trust Company, N. A. (the “Depositary”) at the address set forth above and must be received by the Depositary prior to 5:00 p.m. Eastern Standard Time on November 6, 2023, or, if the Offer is extended, the later date to which the Expiration Date has been extended. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Depositary.
The boxes below are to be checked by Eligible Guarantors only.
☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE DEPOSITORY TRUST COMPANY (“DTC”) AND COMPLETE THE FOLLOWING:
Name of Tendering Institution:
DTC Participant Number:
Name(s) of Registered Holder(s):
Window Ticket Number (if any):
DTC Participant Number (if delivered by book-entry transfer):

Ladies and Gentlemen:
The undersigned hereby tenders to MFS® Investment Grade Municipal Trust, a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company (the “Fund”), the common shares of the Fund (“Shares”) for purchase by the Fund at a price equal to 98% of the net asset value (“NAV”) per Share as determined as of the close of ordinary trading on the New York Stock Exchange on or before the Expiration Date (as defined in the Offer to Purchase), and upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 6, 2023, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase constitute the “Offer”). Each term used in this Letter of Transmittal that is not otherwise defined herein shall have the meaning in the Offer to Purchase, dated October 6, 2023.
THE TENDER OFFER AND THIS LETTER OF TRANSMITTAL ARE SUBJECT TO ALL THE TERMS AND CONDITIONS SET FORTH IN THE OFFER TO PURCHASE, INCLUDING, BUT NOT LIMITED TO, THE ABSOLUTE RIGHT OF THE FUND TO REJECT ANY AND ALL TENDERS DETERMINED BY THE FUND, IN ITS SOLE DISCRETION, TO NOT BE IN THE APPROPRIATE FORM.
Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to the Fund all right, title and interest in and to all of the Shares that are being tendered hereby that are being purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the Fund as attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) present certificates for such Shares, if any, for cancellation and transfer on the Fund’s books and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions set forth in the Offer. The undersigned hereby warrants that the undersigned has full authority to sell, assign and transfer the Shares tendered hereby and that the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it.
The undersigned represents and warrants that (a) upon request, the undersigned will execute and deliver any additional documents that the Fund or the Depositary deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby, and (b) the undersigned has read and agrees to all of the terms and conditions of the Offer.
The undersigned hereby represents and warrants that the undersigned, if a broker, dealer, commercial bank, trust company or other nominee, has obtained the tendering Shareholder’s instructions to tender pursuant to the terms and conditions of the Offer in accordance with the letter from the Fund to brokers, dealers, commercial banks, trust companies and other nominees.
The names and addresses of the registered owners should be printed as on the registration of the Shares. If the Shares tendered hereby are in certificate form, the certificates representing such Shares must be returned together with this Letter of Transmittal.
The undersigned recognizes that, under certain circumstances as set forth in the Offer, the Fund may amend, extend or terminate the Offer or may not be required to purchase any of the Shares tendered hereby. In any such event, the undersigned understands that certificates for the Shares not purchased, if any, will be returned to the undersigned at its registered address unless otherwise indicated under the Special Delivery Instructions below. The undersigned recognizes that the Fund has no obligation, pursuant to the Special Payment Instructions set forth below, to transfer any Shares from the name of the registered owner thereof if the Fund purchases none of such Shares.
The undersigned understands that acceptance of Shares by the Fund for payment will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.
Payment of the purchase price for the Shares tendered by the undersigned will be made by check as described in the Offer to Purchase. For any check issued, the check for the purchase price of the tendered Shares purchased will be issued to the order of the undersigned and mailed to the address indicated, unless otherwise indicated below in the box entitled Special Payment Instructions or the box entitled Special Delivery Instructions. The Fund will not pay interest on the purchase price under any circumstances.
All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.
Except as stated in the Offer to Purchase, this tender is irrevocable.

SPECIAL PAYMENT INSTRUCTIONS
To be completed ONLY if any certificate for Shares not purchased and/or the purchase price of Shares accepted for payment is to be issued in the name of someone other than the undersigned. Please refer to Instruction 1 for additional information related to the Guarantee of Signatures.
Issue	☐ Check to: ☐ Certificate(s) or book-entry to:
Name(s):
(Please Print)
Address(es):
(Include Zip Code)

(Taxpayer Identification or Social Security Numbers)

SPECIAL DELIVERY INSTRUCTIONS
To be completed ONLY if any certificate for Shares not purchased and/or the purchase price of Shares accepted for payment is to be delivered to someone other than the registered owners, or to the registered owners at an address other than that shown above. Please refer to Instruction 1 for additional information related to the Guarantee of Signatures.
Issue	☐ Check to: ☐ Certificate(s) or book-entry to:
Name(s):
(Please Print)
Address(es):
(Include Zip Code)

(Taxpayer Identification or Social Security Numbers)

IMPORTANT: STOCKHOLDERS SIGN HERE
(Please complete IRS Form W-9 below or appropriate IRS Form W-8)

Signature(s) of Owner(s): Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or by person(s) authorized to become registered holder(s) of stock certificate(s) as evidenced by endorsement or stock powers transmitted herewith. If signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the full title of the person should be set forth. See Instruction 6).

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Daytime Area Code and Telephone Number:

Taxpayer Identification or Social Security No.:

Complete accompanying IRS Form W-9 or appropriate IRS Form W-8.

GUARANTEE OF SIGNATURE(S)
(Please Print Except for Signature)

Authorized Signature:
Name:
Title:
Name of Firm:
Address, including Zip Code:

Telephone Number, including Area
Dated: __________, 2023

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holders of Shares tendered hereby (including, for purposes of this document, any participant in the book-entry transfer facility of The Depository Trust Company (“DTC”) whose name appears on DTC’s security position listing as the owner of Shares), unless such holders have completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” included in this Letter of Transmittal, or (b) the Shares are tendered for the account of a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, or by a commercial bank or trust company having an office, branch or agency in the United States (each an “Eligible Guarantor”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor. See Instruction 7.
2. Delivery of Letter of Transmittal and Certificates. This Letter of Transmittal is to be used (a) if Shares are to be forwarded herewith, (b) if uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s dividend reinvestment plan are to be tendered, or (c) if tenders are to be made by book-entry transfer to the account maintained by the Depositary pursuant to the procedure set forth in Section 3 of the Offer to Purchase.
THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL, AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, AND ANY PROCESSING FEE IS AT THE OPTION AND SOLE RISK OF THE TENDERING SHAREHOLDER. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. Shareholders have the responsibility to tender their Shares (in proper certificated or uncertificated form), this Letter of Transmittal properly completed and bearing original signatures and the original of any required signature guarantees, and any other documents required by this Letter of Transmittal to be timely delivered in accordance with the Offer.
The Fund will not accept any alternative, conditional or contingent tenders. All tendering Shareholders, brokers, dealers, commercial banks, trust companies and other nominees, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their tender.
3. Lost Certificates. In the event that any Shareholder of the Fund is unable to deliver to the Depositary certificates representing his or her Shares of the Fund due to the loss or destruction of such certificates, such fact should be indicated on the face of this Letter of Transmittal. In such case, the Shareholder should also contact the Fund’s transfer agent, Computershare Trust Company, N.A., at 1-800-637-2304 to report the lost securities. The transfer agent will forward additional documentation which such Shareholder must complete in order to effectively surrender such lost or destroyed certificates (including affidavits of loss and indemnity bonds in lieu thereof). There may be a fee in respect of lost or destroyed MFS® Investment Grade Municipal Trust certificates, but surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the transfer agent.
4. Inadequate Space. If the space provided in any of the boxes to be completed is inadequate, the necessary information should be listed on a separate schedule signed by all of the required signatories and attached hereto.
5. Proration. The Fund is offering to purchase up to 911,025 Shares. If Shareholders tender (and do not withdraw) more than 911,025 Shares for purchase by the Fund, the Fund will purchase duly tendered Shares from participating Shareholders on a pro rata basis, disregarding fractions, based upon the number of Shares each Shareholder tenders for purchase and does not timely withdraw, unless the Fund determines not to purchase any Shares. The Fund does not intend to increase the number of Shares that it is offering to purchase, even if Shareholders tender more than the maximum number of Shares to be purchased by the Fund in the Offer.
6. Stock Transfer Taxes. The Fund will pay all transfer taxes, if any, payable on the transfer to it of Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if unpurchased Shares were registered in the name of, any person other than the tendering holder, or if any tendered certificates are registered or the Shares tendered are held in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of such transfer will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.
7. Signatures on Letter of Transmittal, Authorizations and Endorsements.
(a) If this Letter of Transmittal is signed by the registered holders of the Shares tendered hereby, the signatures must correspond with the names as written on the face of the certificates for the Shares tendered without alteration, enlargement or any change whatsoever.
(b) If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any of the tendered Shares are registered in different names on several certificates, it is necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.
(d) If this Letter of Transmittal or any certificate for Shares tendered or stock powers relating to Shares tendered are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Fund of their authority so to act must be submitted. Signatures on such instructions must be guaranteed by an Eligible Guarantor.
(e) If this Letter of Transmittal is signed by the registered holders of the Shares transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not purchased are to be issued in the name of, a person other than the registered holders. Signatures on such certificates or stock powers must be guaranteed by an Eligible Guarantor.
(f) If this Letter of Transmittal is signed by a person other than the registered holders of the certificates listed thereon, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the names of the registered holders appear on the certificates for the Shares involved. Signatures on such certificates or stock powers must be guaranteed by an Eligible Guarantor.
(g) Attribution under Section 318 of the Internal Revenue Code of 1986 (the “Code”) can cause Shares of the Fund held by your family members, or held by an entity such as a trust, estate, partnership or corporation in which you have an interest, to be considered as owned by you. The attribution rules under Section 318 of the Code are complex. Please consult your tax advisor for details.
8. Special Payment and Delivery Instructions. If certificates for unpurchased Shares and/or payment is to be issued in the name of a person other than the registered owners or if such certificates and/or payment is to be sent to someone other than the registered owners or to the registered owners at a different address, the captioned boxes “Special Payment Instructions” and/or “Special Delivery Instructions” in this Letter of Transmittal must be completed. Signatures on such instructions must be guaranteed by an Eligible Guarantor.
9. Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Fund, in its sole discretion, whose determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for, any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender, whether generally or with respect to any particular Shares or Shareholders. The Fund’s interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. By tendering Shares to the Fund, you agree to accept all decisions the Fund makes concerning these matters and waive any right you might otherwise have to challenge those decisions.
NONE OF THE FUND, ITS BOARD OF TRUSTEES, THE FUND’S INVESTMENT ADVISER, THE DEPOSITARY OR ANY OTHER PERSON IS OR WILL BE OBLIGATED TO GIVE ANY NOTICE OF ANY DEFECT OR IRREGULARITY IN ANY TENDER, AND NONE OF THEM WILL INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTICE.
10. Procedures for Participants in the Dividend Reinvestment and Cash Purchase Plan. Holders of Shares acquired through the Fund’s dividend reinvestment plan may tender such Shares by completing the appropriate section of this Letter of Transmittal. If a Shareholder tenders Shares acquired through the dividend reinvestment plan, all such Shares credited to such Shareholder’s account(s) will be tendered, unless the Shareholder otherwise specifies in this Letter of Transmittal. If a Shareholder does not complete the section of this Letter of Transmittal to tender Shares acquired through the dividend reinvestment plan, no Shares acquired by that Shareholder through the dividend reinvestment plan will be deemed to have been tendered.
11. Questions and Requests for Assistance and Additional Copies. Questions, requests for assistance, and requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to Georgeson LLC (the “Information Agent”) by telephoning (866) 316-3922. Shareholders who do not own Shares directly may also obtain such information and copies from their broker, dealer, commercial bank, trust company or other nominee. Shareholders who do not own Shares directly are required to tender their Shares through their broker, dealer, commercial bank, trust company or other nominee and should NOT submit this Letter of Transmittal to the Depositary.
12. Restriction on Short Sales. Section 14(e) of the Securities Exchange Act of 1934, as amended, and Rule 14e-4 promulgated thereunder, make it unlawful for any person, acting alone or in concert with others, to tender Shares in a partial tender offer for such person’s own account unless at the time of tender, and at the time the Shares are accepted for payment, the person tendering has a “net long position” equal to or greater than the amount tendered in (a) Shares, and will deliver or cause to be delivered such Shares for the purpose of tender to the person making the Offer within the period specified in the Offer to Purchase, or (b) an equivalent security and, upon acceptance of his or her tender, will acquire Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Shares so acquired for the purpose of tender to the Fund within the period specified in the Offer. Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

The acceptance of Shares by the Fund for payment will constitute a binding agreement between the tendering Shareholder and the Fund upon the terms and subject to the conditions of the Offer, including the tendering Shareholder’s representation that the Shareholder has a “net long position” in the Shares being tendered within the meaning of Rule 14e-4 and that the tender of such Shares complies with Rule 14e-4.
13. Backup Withholding Tax. Under U.S. federal income tax law, a backup withholding tax may be imposed on the gross proceeds otherwise payable to certain Shareholders pursuant to the Offer. To avoid backup withholding, a tendering Shareholder that is a U.S. person for U.S. federal income tax purposes (each such Shareholder, a “U.S. Shareholder”) and, if applicable, each other U.S. payee, must provide the applicable withholding agent with a correct taxpayer identification number (“TIN”) and certify that such Shareholder or payee is not subject to backup withholding by completing the Form W-9 set forth below. In addition, such U.S. person must date and sign the Form W-9 as indicated. In general, if a U.S. Shareholder is an individual, the TIN is the Social Security number of such individual. If the applicable withholding agent is not provided with the correct TIN, the U.S. Shareholder or payee, as applicable, will be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) unless the failure to provide the correct number is due to reasonable cause and not willful neglect. If a U.S. Shareholder or payee makes a false statement on the Form W-9 without any reasonable basis that results in no backup withholding, such U.S. Shareholder or payee, as applicable, will be subject to a $500 penalty, and the willful falsification of certifications or affirmations may result in criminal penalties, including fines and/or imprisonment. For further information concerning backup withholding and instructions for completing the Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Form W-9 if Shares are held in more than one name), consult the “Guidelines for Certification of Taxpayer Identification Number on Form W-9” below.
Certain U.S. Shareholders (including, among others, corporations) are not subject to these backup withholding and reporting requirements. See the “Guidelines for Certification of Taxpayer Identification Number on Form W-9” below. Exempt Shareholders or payees that are U.S. persons should furnish their TIN, check the appropriate box on the Form W-9 and sign, date and return the Form W-9 to the applicable withholding agent in order to confirm exempt status and avoid erroneous backup withholding.
A foreign Shareholder or other payee that is not a U.S. person may qualify as an exempt recipient by providing the applicable withholding agent with a properly completed and signed IRS Form W-8BEN or W-8BEN-E, as applicable, or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to such Shareholder’s or payee’s foreign status or by otherwise establishing an exemption. An appropriate IRS Form W-8 may be obtained from the Depositary, the IRS website (www.irs.gov) or the relevant broker, dealer, commercial bank, trust company or other nominee.
Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.
NOTE: FAILURE TO COMPLETE AND RETURN OR TO PROVIDE TRUTHFUL INFORMATION ON THE FORM W-9 (OR AN APPROPRIATE IRS FORM W-8 OR FORM W-8) MAY RESULT IN PENALTIES AND BACKUP WITHHOLDING ON ANY AMOUNTS OTHERWISE PAYABLE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON FORM W-9 FOR ADDITIONAL DETAILS.

Form W-9	Request for Taxpayer Identification Number and Certification ▶ Go to www.irs.gov/FormW9 for instructions and the latest information.		Give Form to the requester. Do not send to the IRS.
(Rev. October 2018) Department of the Treasury Internal Revenue Service
Print or type. See Specific Instructions on page 3.	1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.
2 Business name/disregarded entity name, if different from above
3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.
4  Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any)

Exemption from FATCA reporting
code (if any)

(Applies to accounts maintained outside the U.S.)

☐ Individual/sole proprietor or single-member LLC ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate
 ☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) ▶
Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ▶
	5 Address (number, street, and apt. or suite no.) See instructions.		Requester’s name and address (optional)
6 City, state, and ZIP code
7 List account number(s) here (optional)
Part I	Taxpayer Identification Number (TIN)
 Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a
TIN, later.
Social security number
		–	–
or
Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.	Employer identification number
–
Part II	Certification
Under penalties of perjury, I certify that:
1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign
Here

Signature of
U.S. person ▶                                                                                                                                                                                                                                               Date ▶

General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.
Purpose of Form
An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)
• Form 1099-DIV (dividends, including those from stocks or mutual funds)
• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)
• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)
• Form 1099-S (proceeds from real estate transactions)
• Form 1099-K (merchant card and third party network transactions)
• Form 1098 (home mortgage interest), 1098-E (student loan interest),
1098-T (tuition)
• Form 1099-C (canceled debt)
• Form 1099-A (acquisition or abandonment of secured property) Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.
If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X                                                                                                          Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)

By signing the filled-out form, you:
1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
2. Certify that you are not subject to backup withholding, or
3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and
4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.
Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
• An individual who is a U.S. citizen or U.S. resident alien;
• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
• An estate (other than a foreign estate); or
• A domestic trust (as defined in Regulations section 301.7701-7).
Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.
In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.
• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;
• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and
• In the case of a U.S. trust (other than a grantor trust), the U.S. trust
(other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.
1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form
W-9 a statement that includes the information described above to support that exemption.
If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.
Backup Withholding
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the instructions for
Part II for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.
Also see Special rules for partnerships, earlier.
What is FATCA Reporting?
The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form
W-9 for more information.
Updating Your Information
You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018)

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions
Line 1
You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.
If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in
Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.
a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.
Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.
b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or “doing business as” (DBA) name on line 2.
c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.
d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.
e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, “Business name/disregarded entity name.” If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.
Line 2
If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.
Line 3
Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation
• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single- member LLC
• LLC treated as a partnership for
U.S. federal tax purposes,
• LLC that has filed Form 8832 or
2553 to be taxed as a corporation, or
• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.
Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)
• Partnership	Partnership
• Trust/estate	Trust/estate
Line 4, Exemptions
If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.
Exempt payee code.
• Generally, individuals (including sole proprietors) are not exempt from backup withholding.
• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.
• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.
• Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.
The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.
1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)
2—The United States or any of its agencies or instrumentalities
3—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
4—A foreign government or any of its political subdivisions, agencies, or instrumentalities
5—A corporation
6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession
7—A futures commission merchant registered with the Commodity
Futures Trading Commission
8—A real estate investment trust
9—An entity registered at all times during the tax year under the
Investment Company Act of 1940
10—A common trust fund operated by a bank under section 584(a)
11—A financial institution
12—A middleman known in the investment community as a nominee or custodian
13—A trust exempt from tax under section 664 or described in section
4947

Form W-9 (Rev. 10-2018)

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 7
Broker transactions
Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4
1 See Form 1099-MISC, Miscellaneous Income, and its instructions.
2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.
Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) written or printed on the line for a FATCA exemption code.
A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)
B—The United States or any of its agencies or instrumentalities
C—A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities
D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)
E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)
F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state
G—A real estate investment trust
H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940
I—A common trust fund as defined in section 584(a) J—A bank as defined in section 581
K—A broker
L—A trust exempt from tax under section 664 or described in section
4947(a)(1)
     M—A tax exempt trust under a section 403(b) plan or section 457(g) plan
Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.
Line 5
Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.
Line 6
Enter your city, state, and ZIP code.
Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.
If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form
W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.
If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note: Entering “Applied For” means that you have already applied for a
TIN or that you intend to apply for one soon.
Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.
Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.
Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018)

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during
1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.
What Name and Number To Give the Requester
For this type of account:	Give name and SSN of:
1. Individual
2. Two or more individuals (joint account) other than an account maintained by an FFI
3. Two or more U.S. persons
(joint account maintained by an FFI)

4. Custodial account of a minor
(Uniform Gift to Minors Act)
5. a. The usual revocable savings trust
(grantor is also trustee)
b. So-called trust account that is not a legal or valid trust under state law
6. Sole proprietorship or disregarded entity owned by an individual
7. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i) (A))

The individual
The actual owner of the account or, if combined funds, the first individual on the account[1]
Each holder of the account

The minor[2]

The grantor-trustee[1]

The actual owner[1]
 The owner[3]
 The grantor*

For this type of account:	Give name and EIN of:
8. Disregarded entity not owned by an individual
9. A valid trust, estate, or pension trust
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553
11. Association, club, religious, charitable, educational, or other tax- exempt organization
12. Partnership or multi-member LLC
13. A broker or registered nominee
The owner Legal entity[4] The corporation The organization The partnership The broker or nominee

For this type of account:	Give name and EIN of:
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments

15. Grantor trust filing under the Form
1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))
The public entity The trust

1 List first and circle the name of the person whose number you furnish.
If only one person on a joint account has an SSN, that person’s number must be furnished.
2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or DBA name on the “Business name/disregarded entity”
name line. You may use either your SSN or EIN (if you have one), but the
IRS encourages you to use your SSN.
4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.
*Note: The grantor also must provide a Form W-9 to trustee of trust.
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records From Identity Theft
Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
To reduce your risk:
• Protect your SSN,
• Ensure your employer is protecting your SSN, and
• Be careful when choosing a tax preparer.
If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.
  For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

 Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018)

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.
Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.
Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

VOLUNTARY CORPORATE ACTION, COY: CXH